Exhibit 99.1

PRESS RELEASE	II-VI Incorporated 375 Saxonburg Boulevard Saxonburg, PA 16056

II-VI Incorporated to Acquire Coherent, Creating Global Leader in Photonic

Solutions, Compound Semiconductors, and Laser Technology and Systems

$250 million in annual cost synergies expected to be realized within 36 months of closing

Anticipated to be accretive to Non-GAAP EPS in second year following closing

PITTSBURGH, Pa., March 25, 2021 – II-VI Incorporated (Nasdaq: IIVI), a global leader in engineered materials and optoelectronic components, today announced that it is entering into a definitive agreement with Coherent, Inc. (Nasdaq: COHR), one of the world’s leading providers of lasers, laser-based technologies and laser-based system solutions, under which II-VI will acquire all outstanding Coherent shares in a cash and stock transaction. Under the terms of the transaction, Coherent shareholders will receive $220.00 in cash and 0.91 of a share of II-VI common stock for each Coherent share.

“We are pleased to have reached an agreement with Coherent to create a global leader in photonic solutions, compound semiconductors and laser technology and systems. Together, we will have significant opportunities to accelerate our growth through complementary technology platforms, strengthen our competitiveness by using our combined scale across the value chain, benefit from deeper market intelligence and expertise, and further diversify our businesses by end market and geography. Moreover, the combination of II-VI and Coherent will increase our collective exposure to irreversible megatrends for decades to come. We are excited to welcome the talented Coherent team to II-VI and look forward to working together to deliver significant value to all stakeholders, including both companies’ shareholders, customers, employees, and business partners,” said Dr. Vincent D. Mattera, Jr., Chief Executive Officer of II-VI.

Compelling Strategic and Financial Rationale

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Creates a global leader of greater scale to address irreversible megatrends: Together, II-VI and Coherent will create a global leader in photonic solutions, compound semiconductors, and laser technology and systems with approximately $4.1 billion in annual revenue, leveraging disruptive technology platforms operating at scale to address a combined available market of approximately $25 billion.

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Accelerates growth through complementary technology platforms: II-VI’s and Coherent’s complementary lasers, optics, and electronics technologies at the subsystems and systems level will enable compelling solutions to accelerate growth in aerospace and defense, life sciences, and laser-additive manufacturing, while driving margin expansion and profitability.

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PRESS RELEASE	II-VI Incorporated 375 Saxonburg Boulevard Saxonburg, PA 16056

In addition, a highly complementary geographic presence will enable the company to accelerate growth in key industrial markets in Asia.

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Increases competitiveness with combined scale across the entire value chain: There are substantial opportunities to utilize complementary scale at all levels of the value chain and increase competitiveness in all laser technology product lines, including in materials macro- and micro-processing, display processing and instrumentation.

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Increases sales synergies by utilizing global service as a distribution network: Coherent’s service network, located in the largest manufacturing hubs in the world, will act as a distribution channel for a broad combined portfolio of components, including II-VI’s high-margin aftermarket consumables, as well as a channel for recurring subsystems and systems service contracts.

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Gains deeper market intelligence from complementary business models: By harnessing our combined expertise and strong global presence at all levels of the value chain – including engineered materials, components, systems, and services – we will gain deeper insights into laser end market that will inform our strategic investments ahead of demand and influence industry direction, which will lead to stronger customer partnerships and higher returns on our investments.

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Accomplishes sustained growth from increased diversification of combined leadership: II-VI will have greater diversification of revenue by end market and geography, cushioning short-term cycles and enabling sustained strategic investments in new technology platforms to fuel long-term growth.

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Generates significant cost synergies and accretion: The combined company is expected to achieve $250 million in annual cost synergies to be realized within 36 months of close, and the transaction is expected to be accretive to II-VI’s non-GAAP earnings per share in the second year following close.

II-VI plans to finance the transaction with cash on hand, approximately $5.4 billion in fully committed debt financing from J.P. Morgan Securities LLC and an equity investment from Bain Capital. Bain Capital has committed $1.5 billion in the combined company at a conversion price of $85.00 per share and has confirmed it is willing to increase this commitment by at least $300 million of an additional $650 million optional amount on the same terms, for a total commitment of at least $1.8 billion. The Bain Capital investment will enable II-VI to significantly reduce leverage.

With their investment, Steve Pagliuca, Co-Chairman of Bain Capital, is expected to join the II-VI board. Two current Coherent directors are also expected to join the II-VI board upon closing.

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PRESS RELEASE	II-VI Incorporated 375 Saxonburg Boulevard Saxonburg, PA 16056

“We are thrilled to partner with Chuck and the II-VI management team, who have outstanding operational experience and a strong M&A track record,” said Steve Pagliuca, Co-Chairman of Bain Capital. “The combination of II-VI and Coherent will create a leading platform in the photonics industry. We are excited about what this combined company will achieve in the years to come.”

The transaction, which is expected to close by year-end 2021 and has been approved by both companies’ Boards, is subject to customary closing conditions, including receipt of required regulatory approvals and approval of II-VI and Coherent shareholders.

Allen & Company LLC and J.P. Morgan Securities LLC are acting as II-VI’s financial advisors, and Wachtell, Lipton, Rosen & Katz and K&L Gates are serving as legal advisors.

The presentation detailing the terms of the definitive agreement can be viewed on the Company’s website at www.ii-vi.com/investor-relations.

About II-VI Incorporated

II-VI Incorporated, a global leader in engineered materials and optoelectronic components, is a vertically integrated manufacturing company that develops innovative products for diversified applications in communications, materials processing, aerospace & defense, semiconductor capital equipment, life sciences, consumer electronics, and automotive markets. Headquartered in Saxonburg, Pennsylvania, the Company has research and development, manufacturing, sales, service, and distribution facilities worldwide. The Company produces a wide variety of application-specific photonic and electronic materials and components, and deploys them in various forms, including integrated with advanced software to support our customers. For more information, please visit us at www.ii-vi.com.

Forward-looking Statements

This press release contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. The forward-looking statements in this press release involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.

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PRESS RELEASE	II-VI Incorporated 375 Saxonburg Boulevard Saxonburg, PA 16056

The Company believes that all forward-looking statements made in this release have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. Factors that could cause actual results to differ materially from those discussed in the forward-looking statements herein include, but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the conditions to the completion of the business combination transaction with Coherent (the “Transaction”) and the equity investment by Bain, including the receipt of any required stockholder and regulatory approvals, and the risks that those conditions will not be satisfied in a timely manner or at all; (iii) the occurrence of any event, change or other circumstances that could give rise to an amendment or termination of the merger agreement, including the receipt by Coherent of an unsolicited proposal from a third party; (iv) the Company’s ability to finance the Transaction, the substantial indebtedness the Company expects to incur in connection with the Transaction and the need to generate sufficient cash flows to service and repay such debt; (v) the possibility that the Company may be unable to achieve expected synergies, operating efficiencies and other benefits within the expected time-frames or at all and to successfully integrate Coherent’s operations with those of the Company; (vi) the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the Transaction; (vii) litigation and any unexpected costs, charges or expenses resulting from the Transaction; (viii) the risk that disruption from a Transaction materially and adversely affects the respective businesses and operations of the Company and Coherent; (ix) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the Transaction; (x) the ability of the Company to retain and hire key employees; (xi) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020 and additional risk factors that may be identified from time to time in future filings of the Company; (xii) the purchasing patterns of customers and end-users; (xiii) the timely release of new products, and acceptance of such new products by the market; (xiv) the introduction of new products by competitors and other competitive responses; (xv) the Company’s ability to integrate recently acquired businesses and realize synergies, cost savings and opportunities for growth in connection therewith, together with the risks, costs and uncertainties associated with such acquisitions and integration efforts; (xvi) the Company’s ability to devise and execute strategies to respond to market conditions; (xvii) the risks to anticipated growth in industries and sectors in which the Company and Coherent operate; (xviii) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (xix) the risks that the Company’s stock price will not trade in line with industrial technology leaders; and (xx) the risks of business and economic disruption related to the currently ongoing COVID-19 outbreak and any other worldwide health epidemics or outbreaks that may arise. The Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or developments, or otherwise.

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PRESS RELEASE	II-VI Incorporated 375 Saxonburg Boulevard Saxonburg, PA 16056

No Offer or Solicitation

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information and Where to Find It

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. This communication relates to a proposal that II-VI has made for a business combination transaction with Coherent. In furtherance of this proposal and subject to future developments, II-VI and Coherent may file one or more registration statements, proxy statements, tender offer statements or other documents with the SEC. This communication is not a substitute for any proxy statement, registration statement, tender offer statement, prospectus or other document II-VI and/or Coherent may file with the SEC in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF II-VI AND COHERENT ARE URGED TO READ THE PROXY STATEMENT(S), REGISTRATION STATEMENT, TENDER OFFER STATEMENT, PROSPECTUS AND/OR OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Any definitive proxy statement(s) or prospectus(es) (if and when available) will be mailed to stockholders of II-VI and/or Coherent, as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by II-VI through the web site maintained by the SEC at www.sec.gov, and by visiting II-VI’s investor relations site at https://ii-vi.com/investor-relations/.

Participants in the Solicitation

This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, II-VI and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the Transaction. You can find information about II-VI’s executive officers and directors in II-VI’s proxy statement for its 2020 annual meeting, which was

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PRESS RELEASE	II-VI Incorporated 375 Saxonburg Boulevard Saxonburg, PA 16056

filed with the SEC on September 29, 2020 and in II-VI’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020, which was filed with the SEC on August 26, 2020. Additional information regarding the interests of such potential participants will be included in one or more registration statements, proxy statements, tender offer statements or other documents filed with the SEC if and when they become available. These documents (if and when available) may be obtained free of charge from the SEC’s website www.sec.gov, and by visiting II-VI’s investor relations site at https://ii-vi.com/investor-relations/.

CONTACTS:

Investors

Mary Jane Raymond

Chief Financial Officer

investor.relations@ii-vi.com

www.ii-vi.com/contact-us

Media

Sard Verbinnen & Co

George Sard/Jared Levy/David Isaacs

II-VI-SVC@sardverb.com

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